UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):      November 8, 2006
      CONNETICS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
      3160 Porter Drive, Palo Alto, California 94304
(Address of principal executive offices, including zip code)
      (650) 843-2800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
          On November 8, 2006, Connetics Corporation issued a press release announcing its results for the quarter ended September 30, 2006. A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report.
          The information contained in Item 2.02 of this Current Report, including the information incorporated into this Item 2.02 from the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits
(d)     Exhibits

Exhibit No.	Description

99.1	Press Release issued by Connetics Corporation on November 8, 2006
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Scott W. Meggs
Scott W. Meggs
Vice President, Corporate Counsel

Date: November 9, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued by Connetics Corporation on November 8, 2006